FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
11. FAIR VALUE MEASUREMENTS
Fair Value Measurement
The carrying value of cash and cash equivalents, accounts receivable, accounts payable, accrued expenses and other current liabilities approximates fair value due to the short-term nature of their maturities. Borrowings under the Company’s Revolving Credit Facility accrues interest at a floating rate tied to a standard short-term borrowing index, selected at the Company’s option, plus an applicable margin. The carrying amount of this floating rate debt approximates fair value based upon the respective interest rates adjusting with market rate adjustments. The carrying amount of the Company’s Senior Notes and Redeemable Preferred Shares also approximates fair value.
The Company uses valuation approaches that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Company determines fair value based on assumptions that market participants would use in pricing an asset or a liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

•	Level 1 inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

•	Level 2 inputs: Other than quoted prices in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•
Level 3 inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date.

Liabilities by Hierarchy Level
The following tables set forth the Company’s liabilities that were measured at fair value on a recurring basis during the period, by level, within the fair value hierarchy for the periods ended December 31, 2021 and 2020 (in thousands):

	Fair Value Measurements Using:
	Level 1	Level 2	Level 3	Total
December 31, 2021 (Successor)
Liabilities:
Founders advisory fees payable—related party	$114,276	$—	$251,513	$365,789
LaderaTech contingent earn-out included in other liabilities, non-current	—	—	19,979	19,979

Total liabilities	$114,276	$—	$271,492	$385,768

December 31, 2020 (Predecessor)
Liabilities:
LaderaTech contingent earn-out included in other liabilities, non-current	$—	$—	$19,816	$19,816

The fair value of the contingent consideration for LaderaTech was $20.0 million and $19.8 million as of December 31, 2021 and 2020, respectively. This consists of a QPL payment and an earn-out
payment. These were both measured on a recurring basis using Level 3 fair value inputs. The QPL payment is contingent upon the acquired technology being listed on the U.S. Forest Service’s QPL and was valued using a scenario-based method with inputs based upon the probability and timing of achieving the QPL listing. The QPL was valued at $2.8 million as of December 31, 2020 and the Company made the QPL payment of $3.0 million in 2021. The earn-out
is based on 20% of gross profits upon achieving a revenue threshold exceeding $5.0 million through December 31, 2026 and was valued using a Monte Carlo simulation model. The earn-out
had an estimated fair value of $20.0 million and $17.0 million of December 31, 2021 and 2020, respectively. Significant changes in the projected revenue, projected gross margin, or discount rate would have a material impact on the fair value of the contingent consideration. See Note 10, Share-Based Compensation and Employee Benefits for discussion of the fair value estimation for the founders advisory fees payable.

Changes in Level 3 Liabilities
A roll forward of Level 3 liabilities measured at fair value on a recurring basis is as follows (in thousands):

	Founders Advisory Fees Payable—Related Party	LaderaTech Contingent Earn-out
Predecessor
Balance, December 31, 2019	$—	$—
Acquired	—	19,816

Balance, December 31, 2020	—	19,816
Settlements	—	(3,000)
Loss on contingent earn-out	—	2,965

Balance, November 8, 2021	$—	$19,781

Successor
Balance, November 9, 2021	$188,204	$19,781
Change in fair value	63,309	—
Loss on contingent earn-out	—	198

Balance, December 31, 2021	$251,513	$19,979

Intangible Assets Acquired (Successor)
The preliminary estimated fair value assigned to identifiable intangible assets acquired are determined primarily by using an income approach using a discounted cash flow methodology, which is based on assumptions and estimates made by the management. The preliminary estimated fair value of the customer relationship intangible assets was estimated using the multi-period excess earnings method. Management applied significant judgement related to this fair value method, which included the selection of an expected EBITDA margin assumption for the forecast period, contributory asset charges, customer attrition rate and market-participant discount rate assumptions. The preliminary estimated fair value of the existing technology and trademarks intangible assets were estimated using the relief-from-royalty method. Management applied significant judgement related to this fair value method, which included the selection of a royalty rate over the expected economic life of the technology or trademark and market-participant discount rate assumptions. These significant assumptions are based on company specific information and projections, which are not observable in the market (except for the discount rate assumption) and, therefore, are considered Level 2 and Level 3 measurements. These significant assumptions are forward-looking and could be affected by future changes in economic and market conditions.
The following table presents the estimated fair value assigned to identifiable intangible assets acquired in the Business Combination (in thousands):

	Estimated Fair Value	Estimated Useful Life (in years) (1)
Identifiable Intangible Assets:
Tradenames	$101,000	20
Customer lists	761,000	20
Existing technology and patents	250,000	20

Total estimated fair value of intangible assets acquired	$1,112,000

(1)	Amortization of identifiable intangible assets is performed on a straight-line basis over the applicable useful life.